SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #2

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2008

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah	333-29903	30-0123229

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South State Street, Suite 200
Newtown, Pennsylvania 18940

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 215-968-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On January 13, 2004, the Registrant notified the SEC of its election to be treated as a business development company.  All subsequent quarterly and annual reports were prepared using accounting principals applicable to a business development company.

On September 21, 2006, the Registrant withdrew its election to be treated as a business development company, thus no longer subjecting the financial statements to be presented that of a business development company pursuant to the 1940 Act.

On October 12, 2007, Registrant filed its Annual Report on Form 10-KSB for the year ended June 30, 2007.

On August 27, 2008, the Chief Executive Officer and the Board of Directors concluded that the previously issued statements for the fiscal years ended June 30, 2007 and 2006 along with each of the statements set forth in the quarterly filings for September 2006, December 2006, March 2007, September 2007, December 2007 and March 2008, should no longer be relied upon because of the change in reporting status from that of a business development company under the 1940 Act to an operating company under the 1934 Act along with certain corrections of errors, which have been addressed pursuant to requirements of SFAS no. 154.

The following sets forth:  a) basis of presentation and change in reporting status, and 2) correction of errors in previously issued financial statements:

BASIS OF PRESENTATION AND CHANGE IN REPORTING STATUS

The following table reflects the changes as of June 30, 2005 equity accounts for the change in reporting status of the Company from a BDC to an operating company:

	Class C Convertible Preferred Stock		Common Stock		Additional paid-in	Stock Subscription	Minority	Accumulated	Unrealized Depreciation of
	Shares	Par Value	Shares	Par Value	capital	Receivable	Interest	Deficit	Investments	Total
Balance, June 30, 2005	10,000	$10,000	55,837	$56	$17,316,337	$(4,760)	$-	$(17,207,468)	$(657,328)	$(543,163)

Change in reporting entity status	(10,000)	(10,000)	-	-	1,925,504	4,760	(803,530)	(181,959)	657,328	1,592,103

Balance, June 30, 2005	-	-	55,837	$56	$19,241,841	$-	$(803,530)	$(17,389,427)	$-	$1,048,940

The net effect on the total stockholders’ equity as of June 30, 2005 was $1,592,103, which consists of the following adjustments:

1.	$657,328 in the unrealized depreciation of investments for the elimination of this account.
2.	$(181,959) in the accumulated deficit to account for the change in loss as an operating company versus a BDC.
3.	$(803,530) in minority interests for the capital investments in the Company’s subsidiaries from unrelated parties.
4.	$4,760 in stock subscription receivable to eliminate this account.
5.
$1,925,504 in the additional paid in capital for the net effect of the change in the reporting entity pursuant to SFAS no. 154; $2,240,163 for the effect of the issuance of common stock for the escrow/exchange agreements, $(23,583) for the effect of the common shares issued with the exchange agreement and $(291,076) for the net effect of the disposal of the assets of the Company prior to the exchange agreement in October 2005.

6.	$(10,000) for the elimination of the Class C Convertible Preferred Stock.

CORRECTION OF ERRORS IN PREVIOUSLY ISSUED STATEMENTS

The Company determined that as an operating company and reporting pursuant to the 1934 Act, certain errors were discovered and corrected retrospectively pursuant to SFAS no. 154.

The following table reflects the impact of the corrections on the restated consolidated balance sheet as of June 30, 2007:

	2007	2007
	As Corrected		Change
Current assets
Cash and cash equivalents	$542,336	$542,336	$-
Accounts receivable	323,493	323,493	-
Inventory	2,132,820	2,132,820	-
Total current assets	2,998,649	2,998,649	-
			-
Equipment, net of depreciation	100,000	-	100,000
Total property and equipment	100,000	-	100,000
			-
Other assets			-
Capitalized costs and permits	-	-	-
Research vessel	-	125,000	(125,000)
Licenses and permits, net of amortization	1,480,946	1,682,916	(201,970)
Investments, net of allowance of $173,868	51,962	51,962	-
Notes receivable, net of allowance of $832,849	-	-	-
Total other assets	1,532,908	1,859,878	(326,970)

Total assets	$4,631,557	$4,858,527	$(226,970)

Liabilities and Deficiency in Assets
Current liabilities
Accounts payable and accrued expenses	$752,657	$752,657	$-
Related party notes payable	3,459,359	3,459,359	-
Due to related parties	1,237,726	1,237,726	-
Convertible notes payable	1,000,000	1,000,000	-
Debentures payable	99,174	99,174	-
Total current liabilities	6,548,916	6,548,916	-
Total liabilities	6,548,916	6,548,916	-
			-
Commitments and contingencies	-	-	-

Deficiency in assets
Class A - Preferred stock, no par value, 10,000 shares authorized, none issued and outstanding	-	-	-
Class B - Preferred stock, no par value, 10,000 shares authorized, none issued and outstanding	-	-	-
Class C - Convertible Preferred stock, $.001 par value, 10,000 shares authorized, none issued and outstanding	-	-	-
Class D - Preferred stock, no par value, 10,000 shares authorized, none issued and outstanding	-	-	-
Preferred stock - Series A, $0 par value, 100,000,000 shares authorized;			-
none issued and outstanding as of June 30, 2007	-	-	-
Common stock - $.001 par value, 250,000,000,000 shares authorized; 29,842,017 issued and outstanding	29,842	29,842	-
Additional paid-in capital	20,119,147	19,672,744	446,403
Minority interest	(803,530)	(803,530)	-
Accumulated deficit	(21,262,818)	(20,589,445)	(673,373)
Total deficiency in assets	(1,917,359)	(1,690,389)	(226,970)
			-
Total liabilities and deficiency in assets	$4,631,557	$4,858,527	$(226,970)

See accompanying notes to consolidated financial statements, which are an integral part of the financial statements.	-

A - Entry to reclassify the research vessel from other assets to property and equipment

B - To record $25,000 in depreciation expense for the research vessel that was available for use during the fiscal year ended June 30, 2007

C - To record the $201,970 for the amortization of the licenses and permits owned by the Company for the fiscal year ended June 30, 2007

D - To record the $25,000 in depreciation expenses for the research vessel and the $201,970 for the amortization of the permits for the fiscal year ended June 30, 2007

The following table reflects the impact of the corrections on the restated consolidated balance sheet as of June 30, 2007:

	2007	2007
	As Corrected			Change

Revenue	$1,860,442	$1,860,442		$-
Cost of sales	1,474,632	1,474,632		-
Gross profit	385,810	385,810		-
Operating expenses				-
Salaries and wages	562,547	116,144	A	446,403
General and administrative	585,304	585,304		-
Legal and professional fees	318,497	318,497		-
Total operating expenses	1,466,348	1,019,945		446,403
Loss from operations	(1,080,538)	(634,135)		(446,403)
Other income (expenses)
Depreciation and amortization	(226,970)	-	B	(226,970)
Interest income	1,351	1,351		-
Interest expense	(144,532)	(144,532)		-
Total other (income) expenses	(370,151)	(143,181)		(226,970)
Operating loss before income taxes	(1,450,689)	(777,316)		(673,373)
Provision for income taxes	-	-		-
Net loss	$(1,450,689)	$(777,316)	C	(673,373)
Net loss per common share
Basic	(0.05)	$(0.03)	D	$(0.02)
Diluted	$(0.05)	$(0.03)		$(0.02)
Weighted average of common shares outstanding
Basic	27,580,209	27,580,209		-
Diluted	30,132,628	30,132,628		-

A -
The accrued and unpaid salaries and expenses of certain officers and directors increase the operating expenses by $446.403.  This amount was adjusted through additional paid in capital to reflect the write-off of the accrued and unpaid salaries and expenses of certain officers and directors on June 30, 2007.

B -
For the fiscal year ended June 30, 2007, the $226,970 in depreciation and amortization is as follows: $25,000 in depreciation for the research vessel and the $201,970 is for the amortization of the licenses and permits owned by the Company.  See Note 4 for a description if the fixed assets and Note 5 for a description of the licenses and permits

C -	For the fiscal year ended June 30, 2007, the net loss increased by $673,373 for these corrections.

D -	For the fiscal year ended June 30, 2007, the net effect of the corrections was $(0.02) on the basic and diluted net loss per common share of the Company.

The following table reflects the impact of the corrections
on the restated consolidated balance sheet as of June 30, 2006:

	2006	2006
	As Corrected			Change
Current assets
Cash and cash equivalents	$570	$570		$-
Inventory	1,614,004	-		1,614,004
Total current assets	1,614,574	570		1,614,004
				-
Other assets				-
Capitalized costs and permits	-	3,463,890	A	(3,463,890)
Research vessel	-	-		-
Licenses and permits, net of amortization	1,682,916	-		1,682,916
Investments, net of allowance of $173,868	-	-		-
Notes receivable, net of allowance of $832,849	-	-		-
Total other assets	1,682,916	3,463,890		(1,780,974)

Total assets	$3,297,490	$3,464,460		$(166,970)

Current liabilities
Accounts payable and accrued expenses	$347,528	$347,528		$-
Related party notes payable	2,583,955	2,583,955		-
Due to related parties	817,929	817,929		-
Convertible notes payable	800,000	800,000		-
Debentures payable	121,840	121,840		-
Total current liabilities	4,671,252	4,671,252		-
Total liabilities	4,671,252	4,671,252		-
				-
Commitments and contingencies	-	-		-

Deficiency in assets
Common stock - $.001 par value, 250,000,000,000 shares authorized; 26,203,166 issued and outstanding	26,203	26,203		-
Additional paid-in capital	19,215,694	19,215,694		-
Minority interest	(803,530)	(803,530)		-
Accumulated deficit	(19,812,129)	(19,645,159)	B	(166,970)
Total deficiency in assets	(1,373,762)	(1,206,792)		(166,970)
				-
Total liabilities and deficiency in assets	$3,297,490	$3,464,460		$(166,970)

A -
 The capitalized costs and permits are being reclassified to inventory and permits at the earliest date possible pursuant to SFAS no. 154.  These reclassifications had no effect on the net loss for the fiscal year ended June 30, 2006

B -
The amortization expense of $166,970 is being recorded for the amortization of the licenses and permits for the fiscal year ended June 30, 2006.  The $166,970 increased the net loss for the fiscal year ended June 30, 2006

The following table reflects the impact of the corrections
on the restated consolidated balance sheet as of June 30, 2006:

	2006	2006
	As Corrected			Change

Revenue	$-	$-		$-
Cost of sales	-	-		-
Gross profit	-	-		-
Operating expenses				-
Termination of employment and consulting agreements	600,000	600,000		-
Salaries and wages	802,680	802,680		-
General and administrative	507,800	507,800		-
Legal and professional fees	304,978	304,978		-
Total operating expenses	2,215,458	2,215,458		-
Loss from operations	(2,215,458)	(2,215,458)		-
Other income (expenses)
Depreciation and amortization	(166,970)		A	(166,970)
Interest income	-	-		-
Interest expense	(40,184)	(40,184)		-
Total other (income) expenses	(207,154)	(40,184)		(166,970)
Operating loss before income taxes	(2,422,612)	(2,255,642)		(166,970)
Provision for income taxes	-	-		-
Net loss	$(2,422,612)	$(2,255,642)		$(166,970)
Net loss per common share
Basic	(0.09)	$(0.08)	B	(0.01)
Diluted	$(0.09)	$(0.08)		$(0.01)
Weighted average of common shares outstanding
Basic	28,022,592	28,022,592		-
Diluted	28,022,592	28,022,592		-

A -
Amortization expense of $166,970 is being recorded for the amortization of the licenses and permits for the fiscal year ended June 30, 2006.  The $166.970 increased the net loss for the fiscal year ended June 30, 2006

B -	For the fiscal year ended June 30, 2006, the net effect of the correction was an increase of $0.01 on the basic and diluted net loss per common share of the Company.

The Chief Executive Officer of the Company along with the Board of Directors discussed these restatement matters with the Company’s auditors.

The restated audited consolidated financial statements for the fiscal year ended June 30, 2007 to include the restatements as set forth in this 8-K/A will be filed immediately following the filing of this 8-K/A.

The restated unaudited financial statements for the Quarterly periods ended September 30, 2007, December 31, 2007 and March 31, 2008 will be filed by January 15, 2009.

SIGNATURES

Pursuant to the Securities Act of 1934, the Company has duly caused this report to be signed on its behalf.

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

November 14, 2008	By:	/s/ Robert D. Baca
Robert D. Baca, Chief Executive Officer